UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 3, 2023
_______________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-6903	75-0225040
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
14221 N. Dallas Parkway, Suite 1100,
Dallas, Texas 75254-2957
(Address of Principal Executive Offices, and Zip Code)
(214) 631-4420
Registrant's Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TRN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
On October 3, 2023, Trinity Industries, Inc. (the “Company” or “Trinity”) issued a press release announcing that it delivered 4,325 new railcars during the quarter ended September 30, 2023. The press release also stated that the number of deliveries was 685 units less than the Company’s quarterly projection, due to the closing of the U.S.-Mexico border to U.S. bound rail traffic at Eagle Pass, Texas, by the U.S. Customs and Border Protection Agency. In addition, the Company stated that increased state vehicle inspections have resulted in truck traffic congestion, negatively impacting the Company’s supply chain. Continued rail and truck congestion at the border will negatively impact the Company’s deliveries and supply chain until the congestion is resolved. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.
This information and the materials described in this Item 7.01 are not "filed" pursuant to the Securities Exchange Act of 1934 and are not incorporated by reference into any Securities Act of 1933 registration statements. Additionally, the submission of the report on Form 8-K is not an admission of the materiality of any information in this report that is required to be disclosed solely by Regulation FD.
Some statements in this Current Report on Form 8-K, including the exhibits hereto, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Trinity's estimates, expectations, beliefs, intentions or strategies for the future, and the assumptions underlying these forward-looking statements, including, but not limited to, future financial and operating performance, future opportunities and any other statements regarding events or developments that Trinity believes or anticipates will or may occur in the future. Trinity uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “projected,” “outlook,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this release, and Trinity expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Trinity’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, except as required by federal securities laws. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to risks and uncertainties regarding economic, competitive, governmental, and technological factors affecting Trinity’s operations, markets, products, services and prices, and such forward-looking statements are not guarantees of future performance. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and “Forward-Looking Statements” in Trinity’s Annual Report on Form 10-K for the most recent fiscal year, as may be revised and updated by Trinity’s Quarterly Reports on Form 10-Q, and Trinity’s Current Reports on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) - (c) Not applicable.

(d) Exhibits:

NO.	DESCRIPTION
99.1	Press release by the Company dated October 3, 2023, announcing railcar deliveries for the quarter ended September 30, 2023.
101.SCH	Inline XBRL Taxonomy Extension Schema Document (filed electronically herewith).
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document (filed electronically herewith).
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document (filed electronically herewith).
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Industries, Inc.

October 3, 2023	By:	/s/ Jared S. Richardson
Name: Jared S. Richardson
Title: Vice President and Secretary